SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 16, 1996; (July 1, 1996)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                      0-26102                     04-3196245
 (State or other                 (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)






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Item 2.  Acquisition and Disposition of Assets

1. On July 12, 1996, American Radio Systems Corporation, a Delaware corporation, ("American" or the "Company") consummated the transactions contemplated by the Asset Purchase Agreement, dated April 22, 1996, with the Parker Communications - Las Vegas, Inc., a Nevada corporation, pursuant to which the Registrant acquired the assets of KMBX-FM, (formerly KMJZ-FM ), in Las Vegas, Nevada for approximately $8.0 million. American has been operating the station pursuant to a local marketing agreement ("LMA") since April 22, 1996. The acquisition was financed through a $1.2 million escrow deposit, $.3 million in prepaid LMA fees, the forgiveness of a $.1 million note payable and available cash.

2. On July 3, 1996, the transactions contemplated by the Agreement and Plan of Merger, dated March 21, 1996, as amended ("the Merger Agreement"), by and between American and Henry Broadcasting Company, a California corporation
("HBC") were consummated. Pursuant thereto, American acquired KUFO-FM and KBBT-AM in Portland, Oregon, KYMX-FM and KCTC-AM in Sacramento, California, KGOR-FM and KFAB-AM in Omaha, Nebraska, and KSKS-FM, KKDJ-FM, and KMJ-AM in Fresno, California, for an aggregate purchase price of approximately $110.4 million. The acquisition was financed through a $5.0 million escrow deposit, the issuance of 1,879,034 shares of Class A Common Stock with a Current Market Value (as defined in the Merger Agreement) of approximately $64.0 million, approximately $5.4 million in available cash, together with the assumption of approximately $35.9 million in long term debt, which was paid by the Company at closing. As part of a related transaction with the principal stockholder of HBC, American acquired certain real estate used in the business of HBC for approximately $2.0 million in cash and obtained a five-year option to acquire certain other real estate for approximately $1.0 million.

3. On July 1, 1996, American consummated the Agreement of Sale, dated March 14, 1996, with Nationwide Communications Inc., an Ohio corporation, pursuant to which American acquired the assets of KLUC-FM and KXNO-AM, serving Las Vegas, Nevada, for approximately $11.0 million. The acquisition was financed through a $1.0 million escrow deposit and available cash.

4. On July 1, 1996, American consummated the transactions contemplated by the Asset Purchase Agreement, dated March 27, 1996, with Fuller-Jeffrey Broadcasting Companies, Inc., a Maine corporation, pursuant to which American acquired the assets of KSTE-AM serving Rancho Cordova, California for approximately $7.25 million. The acquisition was financed through a $0.35 million escrow deposit and available cash. American has been operating the station pursuant to a LMA since April 1, 1996.


Item 5.  Other Events

     On June 25, 1996, the transactions (the "Private Offering) contemplated by the Purchase Agreement, dated June 19, 1996, by and among American and CS First Boston Corporation, Alex. Brown & Sons Incorporated, Morgan Stanley & Co. Incorporated and Smith Barney Inc. (CS First Boston Corporation, Alex. Brown & Sons Incorporated, Morgan Stanley & Co. Incorporated and Smith Barney Inc. are collectively referred to herein as the "Initial Purchasers") were consummated. Pursuant thereto, American offered and sold to the Initial Purchasers, without registration under the Securities Act of 1933, as amended, 2,750,000 Depositary Shares (the "Depositary Shares") each representing a one-twentieth of a share of its 7% Convertible Exchangeable Preferred Stock, $1,000 liquidation preference (the "Convertible Exchangeable Preferred Stock"). Net proceeds to American from the Private Offering were approximately $133,300,000.

     The Convertible Exchangeable Preferred Stock is convertible into shares of the Class A Common Stock, $.01 par value per share, of American (the "Common Stock"), at a conversion price of $42.50 for each share of Common Stock (subject to adjustment as described in the Certificate of Designation pursuant to which the Convertible Exchangeable Preferred Stock was issued) and exchangeable at the American's


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option after June 30, 1997 for its 7% Senior  Subordinated  Debentures  due 2011
(the "Exchange Debentures") which are convertible into Common Stock on the same terms as the Convertible Exchangeable Preferred Stock.

         Attached herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, are (i) the Purchase Agreement, (ii) the Indenture, dated as of June 25, 1996, by and between American and Bank of Montreal Trust Company, as Trustee, relating to the Exchange Debentures (the "Indenture"), (iii) the Deposit Agreement, dated as of June 25, 1996, by and among American, Harris Trust and Saving Bank, as Depositary, and the Holders of the Depositary Receipts, relating to the Depositary Shares (the "Deposit Agreement"), and (iv) the Certificate of Designation of Preferences and Rights of the Convertible Exchangeable Preferred Stock, as filed on June 24, 1996 with the Office of the Secretary of State of the State of Delaware (the "Certificate of Designation"). Such exhibits are hereby incorporated by reference herein.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements

          As of the date of filing of this Current Report on 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 16, 1996.

         (b)  Pro Forma Financial Information

         As of the date of this filing of this Current Report on 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after July 16, 1996.

         (c)  Exhibits

         Exhibit 2.1- Asset Purchase Agreement, dated April 22, 1996, with the Parker Communications - Las Vegas, Inc., a Nevada corporation, and American.*

         Exhibit 2.2 - Agreement and Plan of Merger, dated as of March 21, 1996,
by  and  between  American  and  Henry   Broadcasting   Company,   a  California
corporation.*

         Exhibit 2.3 - Amendment to Agreement and Plan of Merger, dated as of July 3, 1996, by and between American and HBC.

         Exhibit 2.4 - Agreement of Sale, dated March 14, 1996, by and between American and Nationwide Communications Inc., an Ohio corporation.*

     Exhibit 2.5 - Asset Purchase Agreement, dated March 27, 1996, with Fuller-Jeffrey Broadcasting Companies, Inc., a Maine corporation.*

         Exhibit 99.1 - Purchase Agreement, dated June 19, 1996, by and among American and CS First Boston Corporation, Alex. Brown & Sons Incorporated, Morgan Stanley & Co. Incorporated and Smith Barney Inc.

         Exhibit 99.2 - Indenture, dated as of June 25, 1996, by and between American and Bank of Montreal Trust Company, as Trustee, relating to the Exchange Debentures.



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         Exhibit 99.3 - Deposit  Agreement,  dated as of June 25,  1996,  by and among American, Harris Trust and Saving Bank, as Depositary, and the Holders of the Depositary Receipts, relating to the Depositary Shares.

         Exhibit 99.4 - Certificate of Designation of Preferences and Rights of the Convertible Exchangeable Preferred Stock, as filed on June 24, 1996 with the Office of the Secretary of State of the State of Delaware.



* Filed as Exhibits to American's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMERICAN RADIO SYSTEMS CORPORATION
                                  (Registrant)



                                   By:  /s/ Justin D. Benincasa
                                            Justin D. Benincasa
                                            Vice President and Chief Accounting
                                            Officer

Date:  July 16, 1996